                                                                    EXHIBIT 24.1

                       THE GOODYEAR TIRE & RUBBER COMPANY

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, THE GOODYEAR TIRE & RUBBER COMPANY, a corporation organized and existing under the laws of the State of Ohio (the "Company"), and the undersigned directors and officers of THE GOODYEAR TIRE & RUBBER COMPANY, hereby constitute and appoint ROBERT W. TIEKEN,
C. THOMAS HARVIE, STEPHANIE W. BERGERON, JAMES BOYAZIS, and JOHN W. RICHARDSON, and each and any one of them, their true and lawful attorneys-in-fact and agents, to do any and all of the acts and things and to execute any and all instruments which said attorneys and agents may deem necessary and advisable to enable the said THE GOODYEAR TIRE & RUBBER COMPANY to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to a maximum of $1,250,000,000 in principal amount of notes, bonds, debentures, sinking fund debentures or similar debt securities, including zero coupon notes, bonds and debentures, including any options, rights and other similar securities for the purchase of, or otherwise relating to, such notes, bonds, debentures or similar debt securities for offer and sale and issuance and delivery from time to time by THE GOODYEAR TIRE & RUBBER COMPANY, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of THE GOODYEAR TIRE & RUBBER COMPANY and the names of the undersigned directors and officers in the capacities indicated below to one: (i) or more Registration Statements on Form S-3, or such other form or forms of registration statement as may be required by the Securities and Exchange Commission under the Securities Act, each said Registration Statement may also provide for the filing thereof as a shelf Registration Statement pursuant to Rule 415 of the Securities and Exchange Commission promulgated under the Securities Act, and to any and all pre-effective amendments, pricing amendments, post-effective amendments and other amendments to or constituting a part of any of the said Registration Statements which may be filed from time to time, and to any and all instruments or documents filed as a part of or in conjunction with any of the said Registration Statements or any pre-effective, post-effective or other amendments, prospectuses, prospectus supplements and other instruments filed in respect of any of the said Registration Statements, and (ii) any pre-effective, post-effective and other amendments to the Company's Registration Statement on Form S-3, Securities and Exchange Commission File No. 333-67145, under the Securities Act, including, without limiting the generality of the foregoing, amending said Registration Statement on Form S-3, File No. 333-67145, to provide for the registration of up to $1,250,000,000 in principal amount of notes, bonds, debentures or similar debt securities for offer and sale by the company by pre-effective, post-effective or other amendments thereto; including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of The Goodyear Tire & Rubber Company and the names of the undersigned directors and officers in the capacities indicated in respect thereof. Each of the undersigned hereby ratifies and confirms all that the said attorneys-in-fact and agents, or any one or more of them, shall do or cause to be done by virtue thereof.



     IN WITNESS WHEREOF, the undersigned have subscribed or caused to be subscribed these presents this 2nd day of February, 1999.



                       Attest:                                  THE GOODYEAR TIRE & RUBBER COMPANY
                  /s/ JAMES BOYAZIS                                     /s/ SAMIR G. GIBARA
-----------------------------------------------------  -----------------------------------------------------
              James Boyazis, Secretary                                   Samir G. Gibara,
                                                                   Chairman of the Board, Chief
                                                                  Executive Officer and President

  Chairman of the Board, Chief Executive Officer and                     /s/ SAMIR G. GIBARA
                 President, Director                    ------------------------------------------------------
            (principal executive officer)                                  Samir G. Gibara

             Executive Vice President and                                /s/ ROBERT W. TIEKEN
               Chief Financial Officer                  ------------------------------------------------------
            (principal financial officer)                                  Robert W. Tieken

                    Vice President                                      /s/ JOHN W. RICHARDSON
            (principal accounting officer)              ------------------------------------------------------
                                                                          John W. Richardson

                       Director                                           /s/ JOHN G. BREEN
                                                        ------------------------------------------------------
                                                                            John G. Breen

                       Director                                         /s/ WILLIAM E. BUTLER
                                                        ------------------------------------------------------
                                                                          William E. Butler

                       Director                                        /s/ THOMAS H. CRUIKSHANK
                                                        ------------------------------------------------------
                                                                         Thomas H. Cruikshank

                       Director                                        /s/ KATHERINE G. FARLEY
                                                        ------------------------------------------------------
                                                                         Katherine G. Farley

                       Director                                       /s/ WILLIAM J. HUDSON, JR.
                                                        ------------------------------------------------------
                                                                        William J. Hudson, Jr.

                       Director                                          /s/ STEVEN A. MINTER
                                                        ------------------------------------------------------
                                                                           Steven A. Minter

                       Director                                            /s/ AGNAR PYTTE
                                                        ------------------------------------------------------
                                                                             Agnar Pytte

                       Director                                        /s/ GEORGE H. SCHOFIELD
                                                        ------------------------------------------------------
                                                                         George H. Schofield

                       Director                                         /s/ WILLIAM C. TURNER
                                                        ------------------------------------------------------
                                                                          William C. Turner

                       Director                                          /s/ MARTIN D. WALKER
                                                        ------------------------------------------------------
                                                                           Martin D. Walker